UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014 (May 6, 2014)

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36326	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Fitzwilliam Square

Dublin 2, Ireland

(011)-353-1-669-6634

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

New Endo Finance Indentures

In connection with the settlement of Endo Health Solutions Inc.’s (“EHSI”) previously announced debt exchange offers (the “Exchange Offers”) and related solicitations of consents (the “Consent Solicitations”) from the holders of the Existing EHSI Notes (as defined below), Endo Finance LLC and Endo Finco Inc. (together, the “Endo Finance Issuers”), wholly-owned subsidiaries of Endo International plc (the “Company”), entered into three indentures, dated as of May 6, 2014, among the Endo Finance Issuers, the guarantors named therein and Wells Fargo Bank, National Association, as trustee, the first of which (the “2019 New Endo Finance Indenture”) governs the terms of the Endo Finance Issuers’ $481,894,000 aggregate principal amount of 7.00% Senior Notes due 2019 (the “2019 New Endo Finance Notes”), the second of which (the “2020 New Endo Finance Indenture”) governs the terms of the Endo Finance Issuers’ $392,963,000 aggregate principal amount of 7.00% Senior Notes due 2020 (the “2020 New Endo Finance Notes”) and the third of which (the “2022 New Endo Finance Indenture,” and, together with the 2019 New Endo Finance Indenture and the 2020 New Endo Finance Indenture, the “New Endo Finance Indentures”) governs the terms of the Endo Finance Issuer’s $396,280,000 aggregate principal amount of 7.25% Senior Notes due 2022 (the “2022 New Endo Finance Notes,” and, together with the 2019 New Endo Finance Notes and the 2020 New Endo Finance Notes, the “New Endo Finance Notes”). The New Endo Finance Notes were issued on May 6, 2014 (the “Settlement Date”).

The Exchange Offers were made only to eligible holders, and the New Endo Finance Notes were offered in reliance on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”). The New Endo Finance Notes are senior unsecured obligations of the Endo Finance Issuers and are guaranteed on a senior unsecured basis by Endo Limited, a wholly-owned subsidiary of the Company, and certain of its subsidiaries (the “Endo Finance Guarantors”). The New Endo Finance Notes and the related guarantees have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The 2019 New Endo Finance Notes and the 2020 New Endo Finance Notes bear interest at a rate of 7.00% per year, accruing from May 6, 2014. The 2022 New Endo Finance Notes bear interest at a rate of 7.25% per year, accruing from May 6, 2014. Interest on the 2019 New Endo Finance Notes and the 2022 New Endo Finance Notes is payable semiannually in arrears on January 15 and July 15 of each year, beginning on July 15, 2014. Interest on the 2020 New Endo Finance Notes is payable semiannually in arrears on June 15 and December 15 of each year, beginning on June 15, 2014. The 2019 New Endo Finance Notes will mature on July 15, 2019, the 2020 New Endo Finance Notes will mature on December 15, 2020 and the 2022 New Endo Finance Notes will mature on January 15, 2022, with each series of New Endo Finance Notes subject to earlier repurchase or redemption in accordance with the terms of the applicable New Endo Finance Indenture.

The Endo Finance Issuers may redeem some or all of (i) the 2019 New Endo Finance Notes at any time prior to July 15, 2015, (ii) the 2020 New Endo Finance Notes at any time prior to December 15, 2015 and (iii) the 2022 New Endo Finance Notes at any time prior to July 15, 2016, in each case, at a price equal to 100.0% of the principal amount of the New Endo Finance Notes redeemed plus accrued and unpaid interest, if any, to the redemption date and a make-

whole premium set forth in the applicable New Endo Finance Indenture. On or after July 15, 2015, the Endo Finance Issuers may redeem some or all of the 2019 New Endo Finance Notes at any time at redemption prices set forth in the 2019 New Endo Finance Indenture, plus accrued and unpaid interest, if any, to the redemption date. On or after December 15, 2015, the Endo Finance Issuers may redeem some or all of the 2020 New Endo Finance Notes at any time at redemption prices set forth in the 2020 New Endo Finance Indenture, plus accrued and unpaid interest, if any, to the redemption date. On or after July 15, 2016, the Endo Finance Issuers may redeem some or all of the 2022 New Endo Finance Notes at any time at redemption prices set forth in the 2022 New Endo Finance Indenture, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to July 15, 2014, the Endo Finance Issuers may redeem up to 35% of the aggregate principal amount of the 2019 New Endo Finance Notes or 2022 New Endo Finance Notes at a specified redemption price set forth in the 2019 New Endo Finance Indenture and 2022 New Endo Finance Indenture, respectively, plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds of certain equity offerings. If Endo Limited experiences certain change of control events, the Endo Finance Issuers must offer to repurchase the New Endo Finance Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The New Endo Finance Indentures contain covenants that, among other things, restrict Endo Limited’s ability and the ability of certain of its subsidiaries to incur certain additional indebtedness and issue preferred stock; make certain dividends, distributions, investments and other restricted payments; sell certain assets; agree to payment restrictions on Endo Limited’s subsidiaries; create certain liens; enter into transactions with affiliates; designate subsidiaries as unrestricted subsidiaries; and consolidate, merge or sell substantially all of Endo Limited’s assets. These covenants are subject to a number of important exceptions and qualifications, including the fall away or revision of certain of these covenants upon the New Endo Finance Notes receiving investment grade credit ratings.

The foregoing summary of the New Endo Finance Indentures and the New Endo Finance Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the New Endo Finance Indentures and the New Endo Finance Notes, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 through 10.6 and are incorporated herein by reference.

Registration Rights

In connection with the issuance of the New Endo Finance Notes, the Endo Finance Issuers and the Endo Finance Guarantors entered into three registration rights agreements (collectively, the “Registration Rights Agreements”), the first with respect to the 2019 New Endo Finance Notes, the second with respect to the 2020 New Endo Finance Notes and the third with respect to the 2022 New Endo Finance Notes, each dated as of May 6, 2014. Under the Registration Rights Agreements, the Endo Finance Issuers and the Endo Finance Guarantors will be required to use their commercially reasonable efforts to (i) file with the Securities and Exchange Commission (the “SEC”) by March 31, 2015 an exchange offer registration statement pursuant to which they will offer, in exchange for each series of the New Endo Finance Notes, new notes having terms substantially identical in all material respects to those of the New Endo Finance Notes (except the new notes will not contain terms with respect to transfer restrictions) (the “A/B Exchange Offers”) (ii) complete the A/B Exchange Offers by July 31, 2015 or, under specified circumstances, (iii) file a shelf registration statement with the SEC covering resales of the New

Endo Finance Notes. The Endo Finance Issuers may be required to pay additional interest if they fail to comply with the registration and exchange requirements set forth in the Registration Rights Agreements.

The foregoing summary of the Registration Rights Agreements is qualified in its entirety by reference to the full text of the Registration Rights Agreements, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 through 10.3 and are incorporated herein by reference.

Supplemental Indentures

As previously disclosed, on April 17, 2014, EHSI, certain subsidiaries of EHSI (the “EHSI Guarantors”) and Wells Fargo Bank, National Association, as trustee, entered into (i) a fifth supplemental indenture (the “2019 New Supplemental Indenture”) relating to the Indenture, dated as of June 8, 2011, as supplemented by the first supplemental indenture, dated as of June 17, 2011, the second supplemental indenture, dated as of August 16, 2011, the third supplemental indenture, dated as of September 26, 2011, and the fourth supplemental indenture, dated as of December 2, 2013 (as so amended, the “2019 Existing EHSI Indenture”), governing EHSI’s 7% Senior Notes due 2019 (the “2019 Existing EHSI Notes”), (ii) a ninth supplemental indenture (the “2020 New Supplemental Indenture”) relating to the Indenture, dated as of November 23, 2010, as supplemented by the first supplemental indenture, dated as of December 13, 2010, the second supplemental indenture, dated as of December 21, 2010, the third supplemental indenture, dated as of February 17, 2011, the fourth supplemental indenture, dated as of April 5, 2011, the fifth supplemental indenture, dated as of June 22, 2011, the sixth supplemental indenture, dated as of August 16, 2011, the seventh supplemental indenture, dated as of September 26, 2011, and the eighth supplemental indenture, dated as of December 2, 2013 (as so amended, the “2020 Existing EHSI Indenture”), governing EHSI’s 7.00% Senior Notes due 2020 (the “2020 Existing EHSI Notes”) and (iii) a fifth supplemental indenture (together with the 2019 New Supplemental Indenture and the 2020 New Supplemental Indenture, the “New Supplemental Indentures”) relating to the Indenture, dated as of June 8, 2011, as supplemented by the first supplemental indenture, dated as of June 17, 2011, the second supplemental indenture, dated as of August 16, 2011, the third supplemental indenture, dated as of September 26, 2011, and the fourth supplemental indenture, dated as of December 2, 2013 (as so amended, the “2022 Existing EHSI Indenture”), governing EHSI’s 7 1⁄4% Senior Notes due 2022 (the “2022 Existing EHSI Notes”). The 2019 Existing EHSI Indenture, the 2020 Existing EHSI Indenture and the 2022 Existing EHSI Indenture are collectively referred to herein as the “Existing EHSI Indentures.” The 2019 Existing EHSI Notes, the 2020 Existing EHSI Notes and the 2022 Existing EHSI Notes are collectively referred to herein as the “Existing EHSI Notes.”

The New Supplemental Indentures were entered into upon receipt of the requisite consents in connection with the Consent Solicitations. Each New Supplemental Indenture amended the applicable Existing EHSI Indenture to, among other things, (i) delete in their entirety substantially all the restrictive covenants in each Existing EHSI Indenture, (ii) modify the covenants regarding mergers and consolidations, and (iii) eliminate certain events of default, and such amendments became operative upon the Settlement Date.

The foregoing summary of the New Supplemental Indentures is qualified in its entirety by reference to the full text of the New Supplemental Indentures, copies of which were filed with the Company’s Current Report on Form 8-K filed with the SEC on April 17, 2014 as Exhibits 10.7 through 10.9 and are incorporated herein by reference.

A copy of the press release announcing the final settlement of the Exchange Offers and Consent Solicitations is attached hereto as Exhibit 99.1 and is incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Indenture, dated May 6, 2014, among Endo Finance LLC, Endo Finco Inc. the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 7.00% Senior Notes due 2019.

10.2	Form of 7.00% Senior Notes due 2019 (included in Exhibit 10.1).

10.3	Indenture, dated May 6, 2014, among Endo Finance LLC, Endo Finco Inc. the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 7.00% Senior Notes due 2020.

10.4	Form of 7.00% Senior Notes due 2020 (included in Exhibit 10.3).

10.5	Indenture, dated May 6, 2014, among Endo Finance LLC, Endo Finco Inc. the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 7.25% Senior Notes due 2022.

10.6	Form of 7.25% Senior Notes due 2022 (included in Exhibit 10.5).

10.7	Registration Rights Agreement, dated May 6, 2014, by and among Endo Finance LLC, Endo Finco Inc. the guarantors named therein and RBC Capital Markets, LLC and Deutsche Bank Securities Inc., relating to the 7.00% Senior Notes due 2019.

10.8	Registration Rights Agreement, dated May 6, 2014, by and among Endo Finance LLC, Endo Finco Inc. the guarantors named therein and RBC Capital Markets, LLC and Deutsche Bank Securities Inc., relating to the 7.00% Senior Notes due 2020.

10.9	Registration Rights Agreement, dated May 6, 2014, by and among Endo Finance LLC, Endo Finco Inc. the guarantors named therein and RBC Capital Markets, LLC and Deutsche Bank Securities Inc., relating to the 7.25% Senior Notes due 2022.

99.1	Press Release issued by Endo International plc on May 6, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2014

ENDO INTERNATIONAL PLC

By:	/s/ Caroline B. Manogue
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer and Company Secretary

Index of Exhibits

Exhibit Number	Description

10.1	Indenture, dated May 6, 2014, among Endo Finance LLC, Endo Finco Inc. the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 7.00% Senior Notes due 2019.

10.2	Form of 7.00% Senior Notes due 2019 (included in Exhibit 10.1).

10.3	Indenture, dated May 6, 2014, among Endo Finance LLC, Endo Finco Inc. the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 7.00% Senior Notes due 2020.

10.4	Form of 7.00% Senior Notes due 2020 (included in Exhibit 10.3).

10.5	Indenture, dated May 6, 2014, among Endo Finance LLC, Endo Finco Inc. the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 7.25% Senior Notes due 2022.

10.6	Form of 7.25% Senior Notes due 2022 (included in Exhibit 10.5).

10.7	Registration Rights Agreement, dated May 6, 2014, by and among Endo Finance LLC, Endo Finco Inc. the guarantors named therein and RBC Capital Markets, LLC and Deutsche Bank Securities Inc., relating to the 7.00% Senior Notes due 2019.

10.8	Registration Rights Agreement, dated May 6, 2014, by and among Endo Finance LLC, Endo Finco Inc. the guarantors named therein and RBC Capital Markets, LLC and Deutsche Bank Securities Inc., relating to the 7.00% Senior Notes due 2020.

10.9	Registration Rights Agreement, dated May 6, 2014, by and among Endo Finance LLC, Endo Finco Inc. the guarantors named therein and RBC Capital Markets, LLC and Deutsche Bank Securities Inc., relating to the 7.25% Senior Notes due 2022.

99.1	Press Release issued by Endo International plc on May 6, 2014.